Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

13.    Income Taxes

Visant and its subsidiaries are included in the consolidated federal income tax filing of its indirect parent company, Holdco, and its consolidated subsidiaries. The Company determines and allocates its income tax provision under the separate-return method except for the effects of certain provisions of the U.S. tax code which are accounted for on a consolidated group basis. Income tax amounts payable or receivable among members of the controlled group are settled based on the filing of income tax returns and the cash requirements of the respective members of the consolidated group.

The U.S. and foreign components of income before income taxes and the provision for income taxes for the Company consist of:

In thousands	2011	2010	2009
Domestic	$(22,134)	$90,259	$140,618
Foreign	9,875	6,576	6,251

Income before income taxes	$(12,259)	$96,835	$146,869

Federal	$(76)	$31,220	$51,651
State	2,128	7,852	12,044
Foreign	1,748	1,874	1,203

Total current income taxes	3,800	40,946	64,898
Deferred	(1,175)	(278)	(8,689)

Provision for income taxes	$2,625	$40,668	$56,209

The Company's consolidated effective income tax rate was (21.4%), 42.0% and 38.3% for the fiscal years ended December 31, 2011, January 1, 2011, and January 2, 2010, respectively. The effective tax rate for 2011 was significantly more unfavorable compared with the rate for 2010 due to the impact of a goodwill write-off, in the Marketing and Publishing Services segment as of year end 2011, $23.5 million of which did not provide an income tax benefit. The impact of the unfavorable tax rate effect associated with foreign earnings repatriations was lower in the 2011 than in 2010. The impact of changes in the effective tax rate at which the Company expects deferred tax assets and liabilities to be realized or settled in the future was more favorable in 2011 than in 2010. The change in effective deferred tax rates was required to reflect the Company's 2010 state income tax returns and to reflect the effects of certain changes in state tax laws.

The effective income tax rate for 2010 was greater than the rate for 2009 due primarily to the impact of the Refinancing, in particular, the repurchase and redemption of $247.2 million of 10.25% senior discount notes due 2013 (the "Senior Discount Notes") by the Company's indirect parent company, Holdco. The redemption by Holdco of $97.2 million of tax deferred original issue discount created a Holdco level consolidated tax loss for 2010 resulting in the loss of the favorable domestic manufacturing deduction and more tax cost associated with repatriating foreign earnings.

A reconciliation between the provision for income taxes computed at the U.S. federal statutory rate and income taxes for financial reporting purposes is as follows:

In thousands	2011		2010		2009
Federal tax at statutory rate	$(4,291)	35.0%	$33,892	35.0%	$51,404	35.0%
State tax, net of federal tax benefit	260	(2.1%)	5,631	5.8%	6,980	4.7%
State deferred tax rate change, net of federal effect	(1,323)	10.8%	(567)	(0.6%)	833	0.6%
Foreign tax credits generated, net	—	—	296	0.3%	(2,205)	(1.5%)
Foreign earnings repatriation, net	1,534	(12.5%)	2,108	2.2%	2,947	2.0%
Goodwill writeoff	8,216	(67.0%)	—	—	—	—
Domestic manufacturing deduction	—	—	—	—	(1,619)	(1.1%)
Decrease in deferred tax valuation allowance	—	—	(296)	(0.3%)	(380)	(0.2%)
Foreign tax rate differences	(522)	4.2%	(12)	0.0%	(142)	(0.1%)
Other differences, net	(1,249)	10.2%	(384)	(0.4%)	(1,609)	(1.1%)

Provision for income taxes	$2,625	(21.4%)	$40,668	42.0%	$56,209	38.3%

The tax effect of temporary differences which give rise to deferred tax assets and liabilities are:

In thousands	2011	2010
Basis difference on property, plant and equipment	$(39,951)	$(33,872)
Capitalized software development costs	(5,999)	(4,889)
Pension benefits	—	(7,952)
Basis difference on financing arrangements	(18,353)	—
Basis difference on intangible assets	(161,685)	(184,618)
Other	(3,221)	(3,455)

Deferred tax liabilities	(229,209)	(234,786)

Reserves for accounts receivable and salespersons overdrafts	9,842	9,098
Reserves for employee benefits	18,665	22,920
Other reserves not recognized for tax purposes	5,968	4,966
Foreign tax credit carryforwards	14,055	14,055
Net operating loss and state tax credit carryforwards	23,030	13,560
Basis difference on pension liabilities	25,969	16,721
Other	12,100	9,585

Deferred tax assets	109,629	90,905
Valuation allowance	(14,055)	(14,055)

Deferred tax assets, net	95,574	76,850

Net deferred tax liability	$(133,635)	$(157,936)

For 2011 and 2010, the Company has provided a valuation allowance for the entire amount of its deferred tax asset for foreign tax credit carryforwards because the related tax benefit may not be realized. Foreign tax credit carryforwards totaled $14.0 million for 2011 of which $11.4 million expire in 2012 and the remaining $2.6 million expire in years 2013 through 2019.

During 2011, the Company repatriated $4.1 million of earnings from its foreign subsidiaries. The Company does not provide for deferred taxes on undistributed earnings of foreign subsidiaries because such earnings are reinvested indefinitely, and it is not practicable to estimate the amount of tax that may be payable upon any such distribution. Undistributed earnings indefinitely reinvested as working capital totaled $9.5 million at December 31, 2011 and included the earnings of Arcade's subsidiary in Brazil.

The Company's deferred tax assets include $23.0 million of tax attribute carryforwards, $16.9 million of which are classified as noncurrent. As described in Note 3, Acquisitions, the Company acquired the stock of Color Optics during 2011. Included as part of the related purchase price allocation, the Company's acquired net operating loss was $4.3 million and expires in years from 2021 through 2024. During 2010, the Company acquired the common shares of Intergold, which was amalgamated with Jostens' Canadian subsidiary in 2010. At December 31, 2011, the remaining Canadian net operating carryforward was $9.9 million with $0.3 million expiring in 2012 and the remaining $9.6 million expiring in years 2023 through 2030. During 2008, the Company through a merger acquired the shares of Phoenix Color Corp. ("Phoenix Color"). At December 31, 2011, the remaining acquired net operating loss carryforward for Phoenix Color was $27.4 million and expires in years 2019 through 2027. During 2011, the Company incurred a U.S. federal taxable loss of approximately $18.6 million due largely to the effects of favorable tax depreciation rates and the tax effects of the Repricing. State tax credit carryforwards and the net tax benefit of state net operating loss carryforwards totaled approximately $2.2 million at the end of 2011. The Company has not provided any valuation allowance on deferred tax assets for tax attribute carryforwards because it is more likely than not that the entire balance will be realized.

In connection with the Refinancing, Holdco repurchased and redeemed its Senior Discount Notes. The Senior Discount Notes had significant original issue discount ("OID") and were considered applicable high yield discount obligations because the yield to maturity of the notes exceeded the sum of the applicable federal rate in effect for the month the notes were issued and five percentage points. As a result of the Refinancing, Holdco was allowed a deduction for $97.2 million of previously tax deferred OID.

Holdco recorded a deferred tax asset for $30.8 million for $83.3 million of federal and related state net operating losses incurred in 2010 as a result of the Refinancing. The Company anticipates that substantially all of the operating losses generated in 2010 and 2011 will be realized in 2012 and 2013.

Included in results of operations for fiscal years 2011, 2010 and 2009 were net income tax (benefit) expense accruals for unrecognized tax benefits of ($0.4 million), less than $0.1 million and $0.3 million, respectively. Also included in the Company's income tax provision for fiscal years ended 2011, 2010 and 2009 were interest accruals for unrecognized tax benefits of less than $0.1 million, $0.5 million and $0.3 million, respectively. The tax benefit recorded for 2011 and the reduced interest accrual for 2011 compared with 2010 resulted from remeasurement of tax reserves provided in connection with the Transactions in 2004 based on Internal Revenue Service ("IRS") guidance issued in July 2011 as well as tax and interest benefit recognition in connection with the lapse of certain state statutes of limitation.

At December 31, 2011 and January 1, 2011, the Company's gross unrecognized tax benefit liability was $19.5 million and $20.4 million, respectively, and included interest and penalty accruals of $3.4 million and $3.3 million, respectively. Substantially all of the liability was included in noncurrent liabilities. The Company's net unrecognized tax benefits that, if recognized, would affect the effective tax rate were $9.4 million including net interest and penalty accruals of $3.4 million at December 31, 2011.

The reconciliation of the total gross amount recorded for unrecognized tax benefits for the Company is as follows:

In thousands	2011	2010	2009
Balance at beginning of period	$17,104	$17,645	$13,659
Gross increases—tax positions in prior periods	—	445	230
Gross decreases—tax positions in prior periods	(1,286)	(370)	(321)
Gross increases—current period tax positions	674	368	4,807
Settlements—(payments) refunds	3	(242)	(85)
Lapse of statute of limitations	(354)	(742)	(645)

Balance at end of period	$16,141	$17,104	$17,645

Holdco's income tax filings for 2005 to 2010 are subject to examination in the U.S federal tax jurisdiction. During 2009, the Company agreed to certain audit adjustments in connection with the IRS examination of Holdco's tax filings for 2005 and 2006. The settlement resulted in only minor adjustments. The IRS also proposed certain transfer price adjustments for which the Company disagreed in order to preserve its right to seek relief from double taxation with the applicable U.S. and French tax authorities. The Company is also subject to examination in certain state jurisdictions and in France for the 2005 to 2010 periods, none of which was individually material. During 2009, the Company filed a notice of objection with the Canadian Revenue Agency ("CRA") in connection with the CRA's reassessment of tax years 1996 and 1997 for issues related to transfer pricing. During 2010, the Company was notified that the CRA withdrew its original assessment for both tax periods. As a result, a net income tax benefit of $0.8 million was included in 2010 results of operations for assessments of Canadian tax and interest previously paid. The CRA examination of the Company's Canadian income tax filings for 2007 and 2008 was concluded in 2011 without adjustment. Though subject to uncertainty, the Company believes it has made appropriate provisions for all outstanding issues for all open years and in all applicable jurisdictions. Due primarily to the potential for resolution of the Company's current U.S. federal examination and the expiration of the related statute of limitations, it is reasonably possible that the Company's gross unrecognized tax benefit liability could change within the next twelve months by a range of zero to $7.9 million.

President Obama's administration has proposed significant changes to U.S. tax laws for U.S. corporations doing business outside the United States, including a proposal to defer certain tax deductions allocable to non-U.S. earnings until those earnings are repatriated. It is unclear whether the proposed tax changes will be enacted or, if enacted, what the ultimate scope of the changes will be. If tax changes are enacted as currently proposed, the Company does not believe that there will be a material adverse tax effect because the Company's repatriation practice is to distribute substantially all of its non-U.S. earnings on an annual basis.